EXHIBIT 10.28


THE REGISTRANT HAS REQUESTED THAT CERTAIN PORTIONS OF THIS EXHIBIT BE GIVEN CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN FILED WITH THE COMMISSION.




                          FIRST AMENDMENT TO AGREEMENT
                              DATED MARCH 23, 1998
                   BETWEEN C3, INC. AND JOHN M. BACHMAN, INC.

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IS DENOTED HEREIN BY ********


                          FIRST AMENDMENT TO AGREEMENT



      THIS FIRST AMENDMENT TO AGREEMENT (this "Amendment") is entered into as of March 23, 1998 by and among C3, INC., a North Carolina corporation ("C3"), JOHN
M. BACHMAN, INC. ("JMB").

                              Statement of Purpose

      C3 and JMB entered into an Agreement dated September 24, 1997 (the "Agreement") to formalize the terms upon which JMB will cut moissanite gemstones for C3. C3 and JMB now desire to amend the Agreement to provide additional expansion funds to JMB, to extend the term of the Agreement, and to provide C3 certain rights as to additional capacity and equity investments as set forth below.

      Therefore, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Additional Expansion Funds. Within 3 business days after the date of this Amendment, C3 will advance to JMB by certified check delivered to the address set forth in Section 7 of the Agreement, additional expansion funds in the amount of *******, which will make the total expansion funds advances by C3 equal ******* (the "Expansion Funds"), which funds will be utilized by JMB solely to expand its affiliate's production facility and procure additional equipment and labor as needed to enable JMB and its affiliate to satisfy the production volumes contemplated by the Agreement. The entire amount of the Expansion Funds will be an advance against production charges payable by C3 pursuant to Section 2, below, and C3 will be credited against production charges for the entire amount of the Expansion Funds pursuant to Section 2, below.

      2. Cutting Charges. C3 will pay JMB for Moissanite Gemstone cutting services the prices set out in the Agreement. Beginning with the invoice reflecting cutting services provided by JMB from and after May 1, 1998, the amount payable to JMB by C3 reflected on each invoice will be reduced by 25% until the aggregate amount of such reductions equals ******* and C3 has received full credit against production charges for the amount of the Expansion Funds.

      3. Extension of Term. The initial term of the Agreement will be extended from the date first set forth in the Agreement through December 31, 1999. In all other aspects the term and termination provisions in the Agreement are hereby confirmed.

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      4. Production Procedures: Standards The volume of Moissanite Gemstones to be cut by JMB from January 1999 to December 1999 will be ******* pieces per month. JMB agrees to return to C3 any residual pieces of material from the cutting process. In all other respects the production procedures and standards in the Agreement are hereby confirmed.

      5. Rights of First Refusal

            a. Additional Capacity at the Affiliate. In the event JMB's affiliate has additional capacity to cut gemstones, whether moissanite or otherwise, C3 shall be offered in writing a right of first refusal to utilize such capacity, on the same terms as otherwise provided in the Agreement, as amended by this Amendment, prior to any gemstone cutting services being offered to any third party.

            b. Additional Equity. In the event JMB or its affiliate enter into negotiations for equity investments by any third party, JMB and its affiliate agree to provide a copy of any bona fide offer for such equity investment to C3. From the date of receipt of such bona fide offer, C3 shall have 30 days to exercise its right of first refusal to make such equity investment in JMB or its affiliate on the same terms as provided in such bona fide offer.

      6. Confirmation of Agreement. In all other respects the parties hereto confirm the terms of the Agreement. JMB will obtain in writing, and provide to C3, the consent of its affiliate to be bound by the terms of this Amendment.

      IN WITNESS WHEREOF, each of the parties has executed and delivered this Amendment by its duly authorized officer, as of the date first above written.


                                    C3, INC.

                                    By:   /s/ Mark W. Hahn
                                       --------------------------
                                    Name:     Mark W. Hahn
                                       --------------------------
                                    Title:    CFO

                                    JOHN M. BACHMAN, INC.

                                    By:   /s/ John M. Bachman
                                       --------------------------
                                    Name:     John M. Bachman
                                       --------------------------
                                    Title:    President
                                       --------------------------